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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                              MERCHANTS GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                        --------------------------------
                 (State or other jurisdiction of incorporation)


          1-9640                                     16-1280763
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  (Commission File Number)              (I.R.S. Employer Identification No.)

250 Main Street, Buffalo, New York                          14202
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (716) 849-3333

                                        (NOT APPLICABLE)
                              -------------------------------------

(Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS
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     Item 12.     Results of Operations and Financial Condition.

FORM 8-K
EXHIBIT INDEX
Exhibit 99 News Release

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Item 12. Financial Statements and Exhibits.

     On October 30, 2003, Merchants Group, Inc. issued a press release announcing results for the quarter ended September 30, 2003 and the declaration of a quarterly dividend. The text of the press release is furnished as an exhibit to this Form 8-K. Under the rules and regulations of the Securities and Exchange Commission, the exhibit and the information in this Form 8-K are deemed to be furnished and not to be filed.

     The following exhibits are filed as a part of this report:

                     Exhibit No.                     Description
                         99             Press release dated October 30, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERCHANTS GROUP, INC.



                                         By: /s/       Kenneth J. Wilson
                                         ------------------------------------

                                         Kenneth J. Wilson
                                         Chief Financial Officer
                                         Treasurer

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                                  EXHIBIT INDEX


Exhibit No.
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99                         Press release dated October 30, 2003.

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